      Variable Insurance Funds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      HSBC Asset Management (Americas) Inc. [LOGO]
--------------------------------------------------------------------------------

      U.S. Economic Review
     ------------------------------------------------------------------

The 12-month period ended December 31, 2001, was a turbulent time for the U.S. economy. The period began with a dramatic economic downturn, high interest rates, rising energy prices, low corporate spending and a stagnant equity market combined to stifle growth. This slowdown eased concerns about inflation, but caused fears that the U.S. economy could slide into a recession. The Federal Reserve Board (the "Fed") in January tried to forestall a recession by cutting short-term interest rates.

The economy continued to struggle through the summer. The manufacturing sector was especially weak. Strong spending by U.S. consumers, supported by federal tax cuts, kept the economy afloat. The Gross Domestic Product/1/ ("GDP") grew only 0.2% during the quarter ended in June, and the outlook for corporate earnings remained bleak. That environment prompted Federal Reserve officials to enact additional interest rate cuts.

The terrorist attacks of September 11 created an atmosphere of uncertainty in the American economy. The attacks, combined with rising unemployment continued to weaken consumer confidence and spending through the latter part of the year, especially in industries that depend heavily on travel. The reduction in consumer spending, which had been propping up the fragile economy, led to a decline in the GDP during the quarter ended in September. That contraction marked the first quarter of negative GDP growth since the recession of the early 1990s. During November, the National Bureau of Economic Research officially declared that the U.S. economy has been in a recession since March 2001.

The Fed continued to inject stimulus into the economy by slashing short-term interest rates, lowering them to 1.75% by the end of 2001. In all, the Fed reduced interest rates by 475 basis points (4.75%) during 2001. The Federal government at the end of the period was working on proposals to stimulate the economy by increasing spending and cutting taxes.

------
/1/The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

 Variable Insurance Funds
 HSBC Variable Growth and Income Fund
 Portfolio Review
--------------------------------------------------------------------------------

by Fredric Lutcher III, CFA
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.

Due to a slowing U.S. economy and declining corporate profits, the U.S. equity markets underperformed during 2001, marking the first time since 1973-1974 the S&P 500 Stock Index has recorded two consecutive years of negative returns. The S&P 500 declined 11.9% on a total return basis, while the technology heavy Nasdaq Composite Index/1/ fell 21.1%. Both mid- and small-capitalization stocks outperformed their large cap brethren for the year ended December 31, 2001, returning -0.6% and 6.5%, respectively.

The U.S. equity markets began the year strong, as surprise interest rate cuts by the Federal Reserve Board (the "Fed") propelled the equity markets higher. However, investors became increasingly concerned with the record setting pace of corporate profit warnings during the first quarter. As a result, the equity markets declined dramatically by the end of the first quarter, falling into bear market territory as the S&P 500 had dropped 25% from its high level achieved in March 2000. The U.S. equity markets rebounded strongly during April 2001, fueled by another surprise interest rate cut by the Fed, however, a larger number of corporate profit warnings during the second quarter, and continued signs of a weakening economy began to overshadow further interest cuts. The equity markets began to move modestly lower during the summer, masking the considerable volatility experienced in the markets, before ending the third quarter at their lowest levels in almost three years.

The third quarter decline marked the worst quarterly decline since the fourth quarter of 1987 for the S&P 500, and approximately $2.25 trillion of market value was lost during the third quarter, as reported by the Wilshire 5000 Index/2/ a gauge of the broader market. The equity markets had already been trending lower during the third quarter before the terrorist attacks on New York City, Pennsylvania and Washington, D.C. on September 11. These attacks accelerated the market's decline, as the unknown near-term effects on consumer and business spending created additional uncertainty in an already fragile economic environment. The Fed lowered interest rates by 50 basis points when the markets resumed trading after closing for an unprecedented four consecutive days, however, the move did little to calm investor's fears. The U.S. equity markets declined for five consecutive trading sessions in the week following the attacks amid heavy trading volume, with the S&P 500 declining 11.6% and the Nasdaq Composite falling 16.0% for the five trading sessions ending September
21. The blue-chip Dow Jones Industrial Average/3/ declined 14.2% during that period, representing the worst weekly performance for the index in almost 70 years.

Amid weak economic data, fears of bio-terrorism, and the start of the U.S.-led bombing campaign in Afghanistan, the U.S. equity markets proved to be resilient during the latter part of the year, posting gains during each of the final three months of the year. Investors appeared to shrug off disappointing news during the period, and instead

-------
/1/The Nasdaq Composite Index is an unmanaged market-capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded common stocks and American Depositary Receipts.

/2/The Wilshire 5000 Index is an unmanaged index that measures the performance of U.S. Equity securities.

/3/The Dow Jones Industrial Average is a price-weighted average of 30 actively traded Blue Chip Stocks, primarily industrials but including American Express Co., Walt Disney Co. and other service-oriented firms.

 Investors cannot invest directly in an index, although they can invest in its underlying securities.

Variable Insurance Funds

anticipated that additional monetary and fiscal stimulus would lead to a recovery in the U.S. economy and corporate profits in 2002. The Fed reduced short-term interest rates three times during the fourth quarter of 2001 (for a total of 11 rate cuts or 475 basis points), taking the federal funds rate to its lowest level in decades, while it appeared the Federal government was determined to jump-start the economy with plans for further fiscal stimulus in the form of new spending and tax cuts.

Despite the difficult market conditions, we maintained our growth bias during the period, as any change in our long-term strategy would have been emotional by definition. For most of the period, value and low price-earnings issues clearly outperformed technology and growth related stocks, which had an obvious impact on relative performance. Early in the period, we gradually moved towards a relatively neutral sector position. Later in the period, we adopted a "barbell" strategy across our portfolios, assuming lower risk in certain sectors and holdings, while preparing to take advantage of any cyclical market improvements with higher beta positions in other sectors. We increased our weighting in health care and consumer staples, due to the need for consistent, predictable earnings in an uncertain environment. We also moved to an overweight position in consumer cyclicals and technology, in anticipation of the inevitable upturn in the economy. We feel we are positioned in names that should perform well in the current environment and should also benefit from an improving economy, such as Wal-Mart Stores, Inc. (3.83% of net assets), Johnson & Johnson (2.55%), Anheuser-Busch Co., Inc. (1.23%), International Business Machines Corp. (2.91%) and Microsoft Corp. (5.59%).*

We believe the economic data continues to show a slowing in the economy's rate of decline, although it is still too early to project an imminent rebound. The third quarter Gross Domestic Product posted its worst decline in over 10 years, industrial output has fallen for the past 12 months, private sector jobs have declined by 1.25 million since March, and the National Bureau of Economic Research officially declared that the U.S. economy has been in a recession since March 2001. While the data is clearly uninspiring, we continue to believe that the fundamental underpinnings for future growth remain in place in the form of fiscal and monetary stimulus. While the Fed has been actively cutting interest rates in the U.S., there has also been over 160 central bank easings around the world, an unprecedented display of coordination among central banks worldwide.

As we have witnessed since September 21, the U.S. equity markets have proven to be resilient in the past after facing catastrophic events. The U.S. equity markets are now in a seasonal period of historically strong performance, and with over $2.2 trillion of assets held in money market investments, we feel there is still considerable cash on the sidelines, waiting to return to the stock market. We are, however, cognizant of the fact that economic risks remain along with the threat of future terrorist attacks, and the adverse effects such attacks could have on consumer and business spending, are a possibility. We feel for investors, in the midst of near-term uncertainty caused by weak economic data and unthinkable events, investment horizons should be lengthened, not shortened. Historical precedent shows that virtually every economic and political challenge the U.S. has ever faced has resulted in a solid recovery, and we believe the outcome will be the same this time.

--------
*  Portfolio composition is subject to change.

Variable Insurance Funds



                                    [CHART]

                   HSBC Variable Growth     Standard & Poor's 500
                     and Income Fund           Composite Index

5/25/2000                10,000                    10,000
 5/00                    10,010                    10,000
 6/00                    10,040                    10,247
 7/00                    10,080                    10,086
 8/00                    10,120                    10,713
 9/00                    10,150                    10,147
10/00                    10,190                    10,104
11/00                    10,220                     9,308
12/00                    10,260                     9,353
 1/01                    10,660                     9,685
 2/01                     9,600                     8,802
 3/01                     8,890                     8,244
 4/01                     9,690                     8,885
 5/01                     9,690                     8,945
 6/01                     9,320                     8,727
 7/01                     9,230                     8,641
 8/01                     8,620                     8,100
 9/01                     7,970                     7,446
10/01                     8,010                     7,588
11/01                     8,540                     8,170
12/01                     8,504                     8,242


The chart above represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

  Average Annual Total Return
                                         Inception    1      Since
  As of December 31, 2001                  Date     Year   Inception
---------------------------------------------------------------------
  HSBC Variable Growth and Income Fund    5/25/00  -17.12%   -9.62%
---------------------------------------------------------------------
  Standard & Poor's 500 Composite Index            -11.88%  -11.50%**

** Since May 31, 2000.

--------
The Standard & Poor's 500 Composite Index is an unmanaged index that measures the performance of the stock market as a whole. The index does not reflect the expenses associated with a mutual fund, such as investment advisory and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

The Fund's performance reflects the deduction of a portion of the Fund's fees. Without the reduction of such fees, performance for the period would have been lower.

The annualized returns include the Fund level expenses, but exclude the insurance charges.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 Variable Insurance Funds
 HSBC Variable Fixed Income Fund
 Portfolio Review
--------------------------------------------------------------------------------

by Edward Merkle
Senior Portfolio Manager, Managing Director, Fixed Income
HSBC Asset Management (Americas) Inc.

The HSBC Variable Fixed Income Fund seeks to provide investors with above-average total returns, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities.

For the year ended December 31, 2001, the shares of the HSBC Variable Fixed Income Fund produced a 4.42% return. That compared to a 8.44% return for the Funds' benchmark, the Lehman Brothers Aggregate Bond Index.

Bonds performed extremely well during the 12-months ended December 31, 2001. Fears that slower-than-expected economic growth, rising unemployment and the terrorist attacks of September 11 would lead to a recession caused the Fed to aggressively cut short-term interest rates in an effort to boost the economy. The Fed cut rates 11 times during the period, for a total reduction of 475 basis points. Bond prices, which move in the opposite direction of bond yields, rose in that environment. The bond market also benefited from stock market volatility, as nervous investors sold stocks and bought fixed-income securities.

The Fund's weighted average maturity was longer than that of the benchmark during the period, based on our opinion that the Fed would cut interest rates in an effort to strengthen the economy. That approach benefited the Portfolio as rates fell during the period.

We constructed the Fund's corporate bond holdings to include more high-quality corporate issues. In particular, we favored A-rated or higher corporates that offered attractive yields and little downgrade risk. We felt that lower-rated issues were too risky given the weak economy and the possibility of a recession. That strategy benefited the Portfolio, as investors favored high-quality securities in the uncertain environment. We also increased the Fund's allocation to U.S. Treasury and U.S. government agency securities, both of which performed well.

The Fund's holdings as of December 31, 2001 consisted of approximately 24.2% of net assets in corporate bonds, and 68.5% in agency issues. The average quality of the Fund's underlining securities was Aaa.*

We believe the economy will likely remain weak during the coming months, prompting the Fed to keep interest rates steady. We will also continue to favor high-quality corporate issues, which offer attractive yields, as well as mortgage-backed securities. Although mortgage-backed bonds may lag as rates fall, they offer higher coupons and stand to perform well when the economy begins to rebound.*

-------
*  Portfolio composition is subject to change.

Variable Insurance Funds



                                    [CHART]

              HSBC Variable       Lehman Brothers
            Fixed Income Fund   Aggregate Bond Index

5/25/2000        10,000               10,000
 5/00            10,010               10,000
 6/00            10,052               10,208
 7/00            10,099               10,301
 8/00            10,145               10,450
 9/00            10,186               10,516
10/00            10,222               10,586
11/00            10,257               10,759
12/00            10,293               10,959
 1/01            10,409               11,138
 2/01            10,448               11,235
 3/01            10,486               11,291
 4/01            10,379               11,244
 5/01            10,404               11,311
 6/01            10,439               11,354
 7/01            10,621               11,608
 8/01            10,710               11,742
 9/01            10,875               11,878
10/01            11,132               12,126
11/01            10,835               11,959
12/01            10,745               11,882


The chart above represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

  Average Annual Total Return
                                        Inception   1     Since
  As of December 31, 2001                 Date    Year  Inception
-----------------------------------------------------------------
  HSBC Variable Fixed Income Fund        5/25/00  4.42%   4.58%
-----------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index            8.42%  11.51%**

**  Since May 31, 2000.
--------
The Lehman Brothers Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The index does not reflect the expenses associated with a mutual fund, such as investment advisory and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

The Fund's performance reflects the deduction of a portion of the Fund's fees. Without the reduction of such fees, performance for the period would have been lower.

The annualized returns include the Fund level expenses, but exclude the insurance charges.

Investors cannot invest directly in an index although they can invest in the underlying securities.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more of less than their original cost.

 Variable Insurance Funds
 HSBC Variable Cash Management Fund+
 Portfolio Review
--------------------------------------------------------------------------------

by Edward Merkle
Senior Portfolio Manager, Managing Director, Fixed Income
HSBC Asset Management (Americas) Inc.

The period was characterized by a significant slowdown in the U.S. economy, weak corporate profit growth, rising levels of unemployment and declining industrial output. The Gross Domestic Product in the third quarter of 2001 fell 1.30% and unemployment climbed to 5.7% in December. The terrorist attacks of September 11 further weakened the economy and consumer confidence, and caused many investors to fear that a recession was unavoidable. The Fed attempted to revive the economy by cutting short-term interest rates eleven times during the period, for a total reduction of 475 basis points. Yields on money market securities fell in that environment, pushing their prices higher.

We kept the Fund's average maturity longer than usual based on our belief that the Fed would cut interest rates aggressively to stave off a recession. That strategy benefited the Fund, as we were able to capture relatively higher yields as rates fell. Additionally, we invested in highly liquid and rate-sensitive commercial paper to take advantage of year-end interest rate spikes. Such spikes occur when banks and corporations who wish to add to the cash holdings on their balance sheet issue securities at attractive yields. The portfolio's largest holding during the period was commercial paper (48.4% of portfolio net assets on December 31, 2001). The Fund's commercial paper holdings included letter of credit paper, which is enhanced by a bank's guarantee, corporate paper and asset-backed commercial paper. The Fund maintained a very high credit quality of A1-P1. *

We anticipate that the economy will begin to recover by the middle of next year. We therefore will extend the Fund's average maturity during the next few months to attempt to capture higher yields in all sectors of the short-term markets.

  Fund Performance                     Average Annual Total Return     Yield/1/
                             Inception      1                           7-Day
  As of December 31, 2001      Date       Year       Since Inception   Average
-------------------------------------------------------------------------------
  HSBC Variable Cash
   Management Fund            5/25/00          2.59%           3.31%    0.87%
-------------------------------------------------------------------------------
  Lipper Money Market Funds
   Average/2/                                  4.37%           3.44%**    N/A

 * Portfolio composition is subject to change.
**  Since May 31, 2000.

-------
+ An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past Performance is not predictive of future performance as yields on money market funds fluctuate daily.

The annualized returns include the Fund level expenses, but exclude the insurance charges.

/1/The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

/2/The Lipper Money Market Funds Average is an average of managed funds that invest in high-quality financial instruments rated in the top two grades, with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return.

Variable Insurance Funds

Board of Trustees

JAMES H. WOODWARD       Chancellor, University of North Carolina at Charlotte

MICHAEL VAN BUSKIRK     Chief Executive Officer, Ohio Bankers Association

WALTER B. GRIMM         President, Variable Insurance Funds

--------------------------------------------------------------------------------

Officers

WALTER B. GRIMM         President


CHARLES L. BOOTH        Vice President and Assistant Secretary


GREGORY MADDOX          Vice President and Assistant Secretary


STEVE PIERCE            Treasurer


NIMISH BHATT            Principal Financial and Accounting Officer and
                        Comptroller


ALAINA V. METZ
                        Secretary

Variable Insurance Funds

Schedule of Portfolio Investments
HSBC Variable Growth and Income Fund
December 31, 2001

 Shares Security Description                                            Value($)
 ------ --------------------                                            --------
 Common Stocks--97.5%
 Banking--6.2%
   680  Bank of America Corp. .......................................    42,806
   450  Bank of New York Co., Inc. ..................................    18,360
 1,060  FleetBoston Financial Corp. .................................    38,690
                                                                        -------
                                                                         99,856
                                                                        -------
 Computer Software--7.2%
 1,370  Microsoft Corp.(b)...........................................    90,763
 1,840  Oracle Corp.(b)..............................................    25,410
                                                                        -------
                                                                        116,173
                                                                        -------
 Computers & Peripherals--10.6%
   300  Dell Computer Corp.(b).......................................     8,154
   290  First Data Corp. ............................................    22,751
 1,740  Intel Corp. .................................................    54,723
   390  International Business Machines Corp. .......................    47,174
 1,400  Sun Microsystems, Inc.(b)....................................    17,220
   780  Texas Instruments, Inc. .....................................    21,840
                                                                        -------
                                                                        171,862
                                                                        -------
 Consumer Manufacturing--1.1%
 1,020  Mattel, Inc. ................................................    17,544
                                                                        -------
 Consumer Products--6.5%
   430  Anheuser-Busch Co., Inc. ....................................    19,440
   650  Coca-Cola Co. ...............................................    30,648
   340  Kimberly-Clark Corp. ........................................    20,332
   750  Philip Morris Cos., Inc. ....................................    34,387
                                                                        -------
                                                                        104,807
                                                                        -------
 Diversified Manufacturing Operations--10.1%
 1,800  General Electric Co. ........................................    72,144
   800  Honeywell International, Inc. ...............................    27,056
 1,110  Tyco International Ltd. .....................................    65,379
                                                                        -------
                                                                        164,579
                                                                        -------

Variable Insurance Funds

HSBC Variable Growth and Income Fund
December 31, 2001

 Shares Security Description                                            Value($)
 ------ --------------------                                            --------
 Financial Services--9.0%
 1,440  Citigroup, Inc. .............................................    72,691
   420  Fannie Mae...................................................    33,390
   700  Principal Financial Group(b).................................    16,800
   720  Washington Mutual, Inc. .....................................    23,544
                                                                        -------
                                                                        146,425
                                                                        -------
 Food Products & Services--1.3%
   510  Safeway, Inc.(b).............................................    21,293
                                                                        -------
 Gas & Electric Utility--0.9%
   560  Dynegy Inc. .................................................    14,280
                                                                        -------
 Health Care--5.7%
 1,750  Healthsouth Corp.(b).........................................    25,935
   700  Johnson & Johnson............................................    41,370
   500  Medtronic, Inc. .............................................    25,605
                                                                        -------
                                                                         92,910
                                                                        -------
 Insurance--3.0%
   620  American International Group.................................    49,228
                                                                        -------
 Media--1.8%
   930  AOL Time Warner, Inc.(b).....................................    29,853
                                                                        -------
 Oil & Gas--5.6%
   240  Chevrontexaco Corp. .........................................    21,506
 1,230  Exxon Mobil Corp. ...........................................    48,339
   430  Royal Dutch Petroleum Co. ADR................................    21,079
                                                                        -------
                                                                         90,924
                                                                        -------
 Paper Products--0.9%
   380  International Paper Co. .....................................    15,333
                                                                        -------
 Pharmaceuticals--11.9%
   390  American Home Products Corp. ................................    23,930
   300  Amgen, Inc.(b)...............................................    16,932
   580  Bristol-Myers Squibb Co. ....................................    29,580
   500  Cardinal Health, Inc. .......................................    32,330
 1,000  Caremark Rx, Inc.(b).........................................    16,310
   400  Merck & Co., Inc. ...........................................    23,520
 1,250  Pfizer, Inc. ................................................    49,812
                                                                        -------
                                                                        192,414
                                                                        -------

Variable Insurance Funds

HSBC Variable Growth and Income Fund
December 31, 2001

 Shares Security Description                                           Value($)
 ------ --------------------                                           ---------
 Retail Stores--10.0%
    420 Costco Wholesale Corp.(b)...................................      18,640
    800 Home Depot, Inc. ...........................................      40,808
    480 Target Corp. ...............................................      19,704
  1,000 Toys 'R US, Inc.(b).........................................      20,740
  1,080 Wal-Mart Stores, Inc. ......................................      62,154
                                                                       ---------
                                                                         162,046
                                                                       ---------
 Telecommunications--5.7%
  2,240 Cisco Systems, Inc.(b)......................................      40,567
    470 SBC Communications, Inc. ...................................      18,410
    720 Verizon Communications, Inc. ...............................      34,171
                                                                       ---------
                                                                          93,148
                                                                       ---------
 Total Common Stocks.................................................  1,582,675
                                                                       ---------
 Daily Sweep Vehicles--2.7%
 44,269 Bank of New York Cash Sweep.................................      44,269
                                                                       ---------
 Total Daily Sweep Vehicles..........................................     44,269
                                                                       ---------
 Total Investments (Cost $1,635,365)(a)..............................  1,626,944
                                                                       =========

--------
Percentages indicated are based on net assets of $1,623,525.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized depreciation of securities as follows:

   Unrealized appreciation............ $ 71,737
   Unrealized depreciation............  (93,480)
                                       --------
   Net unrealized depreciation........ $(21,743)
                                       ========

  Aggregate cost for federal income tax purposes is substantially the same.

(b)  Represents non-income producing security.

ADR--American Depositary Receipt

See notes to financial statements.

Variable Insurance Funds

Schedule of Portfolio Investments
HSBC Variable Fixed Income Fund
December 31, 2001

                                                    Maturity Principal
                                            Rate(%)   Date   Amount($) Value($)
                                            ------- -------- --------- --------
U.S. Government and Government Agency Obligations--68.5%
Federal Home Loan Bank--15.7%
Federal Home Loan Bank.....................  5.13    9/15/03   20,000   20,687
Federal Home Loan Bank.....................  5.13     3/6/06   40,000   40,704
Federal Home Loan Bank.....................  4.88   11/15/06   80,000   80,148
                                                                       -------
                                                                       141,539
                                                                       -------
Federal Home Loan Mortgage Corporation--5.1%
Federal Home Loan Mortgage Corp............  5.75    7/15/03    5,000    5,220
Federal Home Loan Mortgage Corp............  6.63    9/15/09    5,000    5,331
Federal Home Loan Mortgage Corp............  6.00    6/15/11   35,000   35,712
                                                                       -------
                                                                        46,263
                                                                       -------
Federal National Mortgage Association--16.1%
Federal National Mortgage Association......  6.63   10/15/07   40,000   43,160
Federal National Mortgage Association......  7.00    7/15/05    5,000    5,445
Federal National Mortgage Association......  5.00    1/15/07   80,000   80,423
Federal National Mortgage Association......  6.38    6/15/09   15,000   15,838
                                                                       -------
                                                                       144,866
                                                                       -------
Student Loan Marketing Association--4.6%
Student Loan Marketing Association.........  4.75    4/23/04   40,000   41,068
                                                                       -------
U.S. Treasury Bonds--11.9%
U.S. Treasury Bond.........................  7.00    7/15/06   30,000   33,248
U.S. Treasury Bond.........................  6.13   11/15/27   70,000   73,656
                                                                       -------
                                                                       106,904
                                                                       -------
U.S. Treasury Notes--15.1%
U.S. Treasury Note.........................  6.38    8/15/02   35,000   36,008
U.S. Treasury Note.........................  5.00    8/15/11  100,000   99,781
                                                                       -------
                                                                       135,789
                                                                       -------
Total U.S. Government and Government Agency Obligations............... 616,429
                                                                       -------

Variable Insurance Funds

HSBC Variable Fixed Income Fund
December 31, 2001

                                                     Maturity Principal
                                             Rate(%)   Date   Amount($) Value($)
                                             ------- -------- --------- --------
Corporate Bonds--24.2%
Banking & Finance--15.1%
JP Morgan Chase & Company...................  5.63    8/15/06  80,000    81,338
Merrill Lynch & Co. ........................  7.38    5/15/06  50,000    54,053
                                                                        -------
                                                                        135,391
                                                                        -------
Pharmaceuticals--9.1%
Abbott Labs.................................  5.63     7/1/06  80,000    82,271
                                                                        -------
Total Corporate Bonds.................................................. 217,662
                                                                        -------
Daily Sweep Vehicles--2.9%
Bank of New York Cash Sweep.................  1.10   12/31/01  26,191    26,191
                                                                        -------
Total Daily Sweep Vehicles.............................................  26,191
                                                                        -------
Total Investments (Cost $861,254)(a)--95.6%............................ 860,282
                                                                        =======

--------
Percentages indicated are based on net assets of $899,538.

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by unrealized depreciation of securities as follows:

   Unrealized appreciation............. $ 7,419
   Unrealized depreciation.............  (8,391)
                                        -------
   Net unrealized depreciation......... $  (972)
                                        =======

See notes to financial statements.

Variable Insurance Funds

Schedule of Portfolio Investments
HSBC Variable Cash Management Fund
December 31, 2001

                                                     Maturity Principal
                                             Rate(%)   Date   Amount($) Value($)
                                             ------- -------- --------- --------
Commercial Paper--48.4%
Banking--10.5%
Danske Bank.................................  1.91   2/19/02    50,000   49,871
Halifax PLC.................................  1.76   1/14/02    50,000   49,968
LLOYD'S Bank................................  2.01    1/9/02    50,000   49,978
Swedebank...................................  2.33    1/8/02    36,000   35,984
                                                                        -------
                                                                        185,801
                                                                        -------
Consumer Products--4.8%
Philip Morris Cos., Inc.....................  1.85   1/31/02    85,000   84,869
                                                                        -------
Diversified Manufacturing Operations--2.8%
General Electric Co.........................  2.09    1/9/02    50,000   49,977
                                                                        -------
Financial Services--21.9%
ABN Amro NV.................................  2.52    2/7/02    15,000   14,962
Caisse Centrale Desjardis...................  1.94   2/13/02    50,000   49,885
Dexia Del LLC...............................  1.80   1/14/02    38,000   37,975
FPL Group Cap...............................  2.11   2/11/02    85,000   84,797
IBM Credit Corp.............................  1.75   1/11/02    50,000   49,976
Lehman Brothers Holdings, Inc...............  2.06   4/10/02    50,000   49,718
Paccar Financial............................  2.32   1/10/02    35,000   34,980
Paccar Financial............................  2.03   2/20/02    15,000   14,958
Prudential Funding..........................  2.06   1/28/02    50,000   49,923
                                                                        -------
                                                                        387,174
                                                                        -------
Flour and other grain mill products--2.8%
Can Wheat Board.............................  2.00    4/4/02    50,000   49,744
                                                                        -------
Governments (Foreign)--2.8%
Export Dev. Corp............................  2.30   1/30/02    50,000   49,908
                                                                        -------
Life insurance--2.8%
Nationwide..................................  2.34   2/11/02    50,000   49,868
                                                                        -------
Total Commercial Paper................................................. 857,341
                                                                        -------
U.S. Government and Government Agency Obligations--46.0%
Federal Farm Credit Bank--4.8%
Federal Farm Credit Bank....................  1.73   2/12/02    85,000   84,829
                                                                        -------
Federal Home Loan Bank--5.6%
Federal Home Loan Bank......................  1.69   2/19/02   100,000   99,772
                                                                        -------

Variable Insurance Funds

HSBC Variable Cash Management Fund
December 31, 2001

                                                   Maturity Principal
                                           Rate(%)   Date   Amount($) Value($)
                                           ------- -------- --------- ---------
Federal Home Loan Mortgage Corporation--4.8%
Federal Home Loan Mortgage Corp. .........  1.72    2/19/02   85,000     84,802
                                                                      ---------
Federal National Mortgage Association--4.8%
Federal National Mortgage Association.....  1.70    2/14/02   85,000     84,823
                                                                      ---------
U.S. Treasury Bills--25.9%
U.S. Treasury Bills.......................  1.79    5/16/02   80,000     79,466
U.S. Treasury Bills.......................  1.99     1/3/02  100,000     99,989
U.S. Treasury Bills.......................  1.78     5/9/02   80,000     79,497
U.S. Treasury Bills.......................  1.84    1/10/02  200,000    199,908
                                                                      ---------
                                                                        458,860
                                                                      ---------
Total U.S. Government and Government Agency Obligations..............   813,086
                                                                      ---------
Daily Sweep Vehicles--4.5%
Bank of New York Cash Sweep...............  1.10   12/31/02   79,359     79,359
                                                                      ---------
Total Daily Sweep Vehicles...........................................    79,359
                                                                      ---------
Total Investments (Cost $1,749,786)(a)--98.9%........................ 1,749,786
                                                                      =========

--------
Percentages indicated are based on net assets of $1,768,783.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

Variable Insurance Funds

Statements of Assets and Liabilities
December 31, 2001

                                   HSBC Variable HSBC Variable  HSBC Variable
                                    Growth and   Fixed Income  Cash Management
                                    Income Fund      Fund           Fund
                                   ------------- ------------- ---------------
Assets:
Investments, at value.............  $1,626,944     $860,282      $1,749,786
Interest and dividends
 receivable.......................       1,434       11,663             145
Receivable from Investment
 Adviser..........................      25,200       39,376          40,064
                                    ----------     --------      ----------
Total Assets......................   1,653,578      911,321       1,789,995
                                    ----------     --------      ----------
Liabilities:
Distributions payable.............          --        1,510           1,017
Accrued expenses and other
 liabilities:
 Administration...................       1,648        1,666           1,631
 Other............................      28,405        8,607          18,564
                                    ----------     --------      ----------
Total Liabilities.................      30,053       11,783          21,212
                                    ----------     --------      ----------
Net Assets........................  $1,623,525     $899,538      $1,768,783
                                    ==========     ========      ==========
Composition of Net Assets:
Capital...........................  $1,790,755     $900,462      $1,768,845
Undistributed net investment
 income...........................          --           48              --
Accumulated net realized gains
 (losses) from investment
 transactions.....................    (158,809)          --             (62)
Unrealized depreciation from
 investments......................      (8,421)        (972)             --
                                    ----------     --------      ----------
Net Assets........................  $1,623,525     $899,538      $1,768,783
                                    ==========     ========      ==========
Shares Outstanding................     191,353       88,858       1,768,854
                                    ----------     --------      ----------
Net Asset Value, Offering Price
 and Redemption Price per share...  $     8.48     $  10.12      $     1.00
                                    ==========     ========      ==========
Investments, at cost..............  $1,635,365     $861,254      $1,749,786
                                    ==========     ========      ==========

See notes to financial statements.

Variable Insurance Funds

Statements of Operations
For the year ended December 31, 2001

                                     HSBC Variable HSBC Variable  HSBC Variable
                                      Growth and   Fixed Income  Cash Management
                                      Income Fund      Fund           Fund
                                     ------------- ------------- ---------------
Investment Income:
Interest............................   $      --     $  9,671       $ 19,324
Dividend............................      14,004          953          2,585
                                       ---------     --------       --------
Total Investment Income.............      14,004       10,624         21,909
                                       ---------     --------       --------
Expenses:
Investment Adviser..................       6,039        1,410          2,532
Administration......................      20,000       20,000         20,000
Accounting..........................       1,315          366            409
Audit...............................      22,670       11,216         17,419
Custodian...........................       9,305          545          1,716
Legal...............................      12,434       30,457         23,525
Printing............................       4,019        2,484          3,938
Transfer agent......................       7,966        7,925          8,341
Trustees............................       6,072        1,761          4,204
Other...............................       3,196          560          2,082
                                       ---------     --------       --------
  Total expenses before fee
   reductions and reimbursements....      93,016       76,724         84,166
  Fee reductions and reimbursements
   from the Investment Adviser......     (80,391)     (73,776)       (77,439)
                                       ---------     --------       --------
  Net Expenses......................      12,625        2,948          6,727
                                       ---------     --------       --------
Net Investment Income...............       1,379        7,676         15,182
                                       ---------     --------       --------
Net Realized/Unrealized Gains
 (Losses) From Investments:
Net realized gains (losses) from
 investment transactions............    (158,809)          48            (62)
Change in unrealized
 appreciation/depreciation from
 investments........................      (8,421)        (972)            --
                                       ---------     --------       --------
Net Realized/Unrealized gains
 (losses) from investments..........    (167,230)        (924)           (62)
                                       ---------     --------       --------
Change In Net Assets Resulting From
 Operations.........................   $(165,851)    $  6,752       $ 15,120
                                       =========     ========       ========

See notes to financial statements.

Variable Insurance Funds

Statements of Changes in Net Assets

                                          HSBC Variable Growth and Income Fund
                                         ---------------------------------------
                                                            For the period ended
                                         For the year ended     December 31,
                                         December 31, 2001         2000*
                                         ------------------ --------------------
Investment Activities:
Operations:
 Net investment income.................      $    1,379           $  2,762
 Net realized gains (losses) from
  investment transactions..............        (158,809)                --
 Change in unrealized
  appreciation/depreciation from
  investments..........................          (8,421)                --
                                             ----------           --------
Change in net assets resulting from
 operations............................        (165,851)             2,762
                                             ----------           --------
Dividends:
 Net investment income.................          (4,508)                --
                                             ----------           --------
Change in net assets from shareholder
 dividends.............................          (4,508)                --
                                             ----------           --------
Capital Transactions:
 Proceeds from shares issued...........       1,457,842            372,533
 Dividends reinvested..................           4,508                 --
 Cost of shares redeemed...............         (42,795)              (966)
                                             ----------           --------
Change in net assets from capital share
 transactions..........................       1,419,555            371,567
                                             ----------           --------
Change in net assets...................       1,249,196            374,329
                                             ==========           ========
Net Assets:
 Beginning of period...................         374,329                 --
                                             ----------           --------
 End of period.........................      $1,623,525           $374,329
                                             ==========           ========
Undistributed net investment income....      $       --           $  2,762
                                             ==========           ========
Share Transactions:
 Issued................................         159,137             36,587
 Reinvested............................             527                 --
 Redeemed..............................          (4,803)               (95)
                                             ----------           --------
Change in Shares.......................         154,861             36,492
                                             ==========           ========

--------
*  Fund commenced operations on May 25, 2000.

See notes to financial statements.

Variable Insurance Funds

Statements of Changes in Net Assets

                                HSBC Variable Fixed Income Fund       HSBC Variable Cash Management Fund
                            --------------------------------------- ---------------------------------------
                            For the year ended For the period ended For the year ended For the period ended
                               December 31,        December 31,        December 31,        December 31,
                                   2001               2000*                2001               2000*
                            ------------------ -------------------- ------------------ --------------------
Investment Activities:
Operations:
 Net investment income.....      $  7,676            $   170            $   15,182           $  2,394
 Net realized gains
  (losses) from investment
  transactions.............            48                 --                   (62)                --
 Change in unrealized
  appreciation/depreciation
  from investments.........          (972)                --                    --                 --
                                 --------            -------            ----------           --------
Change in net assets
 resulting from
 operations................         6,752                170                15,120              2,394
                                 --------            -------            ----------           --------
Dividends:
 Net investment income.....        (7,676)              (170)              (15,192)            (2,394)
                                 --------            -------            ----------           --------
Change in net assets from
 shareholder dividends.....        (7,676)              (170)              (15,192)            (2,394)
                                 --------            -------            ----------           --------
Capital Transactions:
 Proceeds from shares
  issued...................       878,505             26,294             1,967,152            212,325
 Dividends reinvested......         6,256                 85                14,745              1,865
 Cost of shares redeemed...       (10,639)               (39)             (368,507)           (58,725)
                                 --------            -------            ----------           --------
Change in net assets from
 capital share
 transactions..............       874,122             26,340             1,613,390            155,465
                                 --------            -------            ----------           --------
Change in net assets.......       873,198             26,340             1,613,318            155,465
                                 --------            -------            ----------           --------
Net Assets:
 Beginning of period.......        26,340                 --               155,465                 --
                                 --------            -------            ----------           --------
 End of period.............      $899,538            $26,340            $1,768,783           $155,465
                                 ========            =======            ==========           ========
Undistributed net
 investment income.........      $     48            $    --            $       --           $     --
                                 ========            =======            ==========           ========
Share Transactions:
 Issued....................        86,666              2,629             1,967,151            212,325
 Reinvested................           614                  9                14,745              1,865
 Redeemed..................        (1,056)                (4)             (368,507)           (58,725)
                                 --------            -------            ----------           --------
Change in Shares...........        86,224              2,634             1,613,389            155,465
                                 ========            =======            ==========           ========

--------
*  Funds commenced operations on May 25, 2000.

See notes to financial statements.

Variable Insurance Funds

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

                                         HSBC Variable Growth and Income Fund
                                        ---------------------------------------
                                                           For the period ended
                                        For the year ended     December 31,
                                        December 31, 2001         2000*
                                        ------------------ --------------------
Net Asset Value, Beginning of Period...       $10.26              $10.00
                                              ------              ------
Investment Activities:
 Net investment income.................         0.01                0.26+
 Net realized and unrealized loss from
  investment transactions..............        (1.77)                 --
                                              ------              ------
  Total from investment activities.....        (1.76)               0.26
                                              ------              ------
Dividends:
 Net investment income.................        (0.02)                 --
                                              ------              ------
  Total dividends......................        (0.02)                 --
                                              ------              ------
Net Asset Value, End of Period.........       $ 8.48              $10.26
                                              ======              ======
Total return...........................       (17.12%)              2.60%(a)
Ratios/Supplemental Data:
 Net assets at end of period (000).....       $1,624              $  374
 Ratio of expenses to average net
  assets...............................         1.15%               1.07%(b)
 Ratio of net investment income to
  average net assets...................         0.13%               4.18%(b)
 Ratio of expenses to average net
  assets**.............................         8.47%              39.75%(b)
 Portfolio turnover....................        59.61%                (c)

--------
  +  Calculated based on average shares during the period.
  *  Fund commenced operations on May 25, 2000.
 ** During the period certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a)  Not annualized.
 (b)  Annualized.
 (c) During the period, no purchases or sales of long-term securities occurred.

See notes to financial statements.

Variable Insurance Funds

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

                                            HSBC Variable Fixed Income Fund
                                        ---------------------------------------
                                                           For the period ended
                                        For the year ended     December 31,
                                        December 31, 2001         2000*
                                        ------------------ --------------------
Net Asset Value, Beginning of Period...       $10.00              $10.00
                                              ------              ------
Investment Activities:
 Net investment income.................         0.32                0.29
 Net realized and unrealized gain on
  investments..........................         0.12                  --
                                              ------              ------
  Total from investment activities.....         0.44                0.29
                                              ------              ------
Dividends:
 Net investment income.................        (0.32)              (0.29)
                                              ------              ------
  Total dividends......................        (0.32)              (0.29)
                                              ------              ------
Net Asset Value, End of Period.........       $10.12              $10.00
                                              ======              ======
Total return...........................         4.42%               2.93%(a)
Ratios/Supplemental Data:
 Net assets at end of period (000).....       $  900              $   26
 Ratio of expenses to average net
  assets...............................         1.15%               1.03%(b)
 Ratio of net investment income to
  average net assets...................         2.99%               4.25%(b)
 Ratio of expenses to average net
  assets**.............................        29.92%             407.90%(b)
 Portfolio turnover....................        13.63%                (c)

--------
  *  Fund commenced operations on May 25, 2000.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a)  Not annualized.
 (b)  Annualized
 (c) During the period, no purchases or sales of long-term securities occurred.

See notes to financial statements.

Variable Insurance Funds

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

                                          HSBC Variable Cash Management Fund
                                        ---------------------------------------
                                                           For the period ended
                                        For the year ended     December 31,
                                        December 31, 2001         2000*
                                        ------------------ --------------------
Net Asset Value, Beginning of Period...       $ 1.00              $ 1.00
                                              ------              ------
Investment Activities:
 Net investment income.................         0.03                0.03
                                              ------              ------
  Total from investment activities.....         0.03                0.03
                                              ------              ------
Dividends:
 Net investment income.................        (0.03)              (0.03)
                                              ------              ------
  Total dividends......................        (0.03)              (0.03)
                                              ------              ------
Net Asset Value, End of Period.........       $ 1.00              $ 1.00
                                              ======              ======
Total return...........................         2.59%               2.71%(a)
Ratios/Supplemental Data:
 Net assets at end of period (000).....       $1,769              $  155
 Ratio of expenses to average net
  assets...............................         0.93%               0.94%(b)
 Ratio of net investment income to
  average net assets...................         2.10%               4.34%(b)
 Ratio of expenses to average net
  assets**.............................        11.63%              43.08%(b)

--------
  *  Fund commenced operations on May 25, 2000.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a)  Not annualized.
 (b)  Annualized.

See notes to financial statements.

Variable Insurance Funds

Notes to Financial Statements
December 31, 2001
1. Organization:

    The Variable Insurance Funds (the "Trust"), a Massachusetts business trust organized on July 20, 1994, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company with multiple investment portfolios. The Trust is authorized to issue an unlimited number of shares without par value. The accompanying financial statements are for the HSBC Variable Growth and Income Fund, the HSBC Variable Fixed Income Fund, and the HSBC Variable Cash Management Fund (individually a "Fund", collectively the "Funds"). The Funds commenced operations on May 25, 2000. Shares of the Funds are offered to a separate account of qualified life insurance companies, as well as other eligible purchasers.

2. Significant Accounting Policies:

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

    Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

    The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees.

    Investments of the HSBC Variable Cash Management Fund are valued at amortized cost, which approximates value, except for investments in other money market funds, which are priced at net asset value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Variable Insurance Funds

  Security Transactions and Related Income:

    Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

  Expense Allocation:

    Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust in relation to the net assets of each Fund or another reasonable basis.

  Dividends to Shareholders:

    Each Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized gains. Additional dividends are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

    The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations that may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification. Distributions in 2001 and 2000 were the same for book and tax purposes. Distributable earnings (which includes undistributed net investment income; accumulated net realized gains/(losses); and unrealized depreciation) as of December 31, 2001 were the same for book and tax purposes except for the HSBC Variable Growth and Income Fund which had wash sales for the year ended December 31, 2001.

  Federal Income Taxes:

    Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their net investment income and net realized gains, if any to their shareholders. Accordingly, no provision for federal or excise tax is required.

3. Related Party Transactions:

  Investment Adviser:

    HSBC Asset Management (Americas) Inc. ("HSBC" or the "Adviser"), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser for the Funds. For its services, the Adviser is entitled to receive a fee, accrued daily, and paid monthly, based on average daily net assets, at the following annual rates:

   Fund                                                                 Fee Rate
   ----                                                                 --------
   HSBC Variable Growth and Income Fund................................   0.55%
   HSBC Variable Fixed Income Fund.....................................   0.55
   HSBC Variable Cash Management Fund..................................   0.35

Variable Insurance Funds

    The Adviser has voluntarily reduced a portion of their fees and, to the extent necessary, reimbursed the Funds for certain expenses.

  Administrator, Fund Accountant and Distributor:

    BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., with whom certain officers and trustees are affiliated, serves the Trust as administrator and fund accountant. Such officers and trustees are not paid any fees directly by the Funds for serving as officers and trustees of the Trust. In accordance with the terms of the Management and Administration Agreement and Fund Accounting Agreement, BISYS is entitled to receive a fixed fee per Fund, accrued daily and paid monthly. In addition, BISYS Fund Services Limited Partnership serves, without compensation, as Distributor of the Funds.

  Transfer Agent and Custodian:

    BISYS provides transfer agency services for the Funds. For these services to the Funds, BISYS receives an annual fee accrued daily and paid monthly. In addition, Bank of New York serves as custodian for the Funds.

  Variable Contract Owner Servicing Plan:

    The Trust has adopted a Variable Contract Owner Servicing Plan (the "Service Plan") under which each Fund may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. A servicing agent may periodically waive all or a portion of its servicing fees. For the year ended December 31, 2001, the Funds did not participate in any Service Plans.

4. Investment Transactions:

    Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended December 31, 2001 totaled:

   Fund                                                     Purchases   Sales
   ----                                                     ---------- --------
   HSBC Variable Growth and Income Fund.................... $2,345,252 $595,347
   HSBC Variable Fixed Income Fund.........................    868,525   32,181

5. Federal Income Tax Information:

    For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2001, which are available to offset future realized gains, if any:

                                                                 Amount  Expires
                                                                -------- -------
   HSBC Variable Growth and Income Fund........................ $145,486  2009
   HSBC Variable Cash Management Fund..........................       62  2009

Report of Independent Public Accountants

To the Shareholders and Board of Trustees of the HSBC Variable Insurance
Funds:

  We have audited the statements of assets and liabilities, including the schedules of portfolio investments, of the HSBC Variable Insurance Funds comprising the HSBC Variable Growth and Income Fund, HSBC Variable Fixed Income Fund and HSBC Variable Cash Management Fund as of December 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the period ended December 31, 2000 were audited by other auditors whose report thereon dated February 14, 2001, expressed an unqualified opinion on those financial statements and financial highlights.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the HSBC Variable Insurance Funds, as of December 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Arthur Andersen LLP

Columbus, Ohio,
February 4, 2002

Variable Insurance Funds
December 31, 2001

Trustees

                                                                Number of
                                      Term of                   Portfolios
                                     Office and    Principal     in Fund       Other
                         Position(s) Length of   Occupation(s)   Complex    Trusteeships
                          Held with     Time     During Past 5   Overseen     Held by
Name, Address, and Age      Fund       Served        Years      by Trustee   Trustee *
----------------------   ----------- ---------  --------------- ---------- --------------
Non-Interested Trustees
James H. Woodward          Trustee    4/97 to   Chancellor,         15     J.A. Jones,
 University of North                  present   University of              Inc.
 Carolina at Charlotte                          North Carolina
                                                at Charlotte
 9201 University City                           --7/89 to                  AmSouth Mutual
 Blvd.                                          present                     Funds
 Charlotte, NC 28223
 Birthdate: 11/24/1939
Michael Van Buskirk        Trustee    4/97 to   Chief Executive     15     Coventry
 3435 Stelzer Road                    present   Officer, Ohio              Corporation
 Columbus, Oh 43219                             Bankers Assoc.
 Birthdate: 02/22/1947                          (industry trade
                                                association)--
                                                5/91 to present
Interested Trustee
 Walter B. Grimm/1         Trustee    4/97 to   Employee of         15     1st Source
 / 3435 Stelzer Road                  present   BISYS Fund                 Monogram
 Columbus, Oh 43219                             Services--                  Funds
 Birthdate: 06/30/1945                          6/92 to present
                                                                           American
                                                                            Performance
                                                                           Brenton Mutual
                                                                            Funds
                                                                           Counter Bond
                                                                            Fund
                                                                           Kensington
                                                                            Funds
                                                                           Performance
                                                                            Funds Trust
                                                                           The Shelby
                                                                            Funds
                                                                           United
                                                                            American Cash
                                                                            Reserves
                                                                           UST of Boston

--------
*Not reflected in prior column.
/1/Mr. Grimm may be deemed to be an "interested person," as defined by the 1940
  Act, because of his employment with BISYS Fund Services.

Variable Insurance Funds
December 31, 2001

Change in Independent Auditor

  In December 2001, Ernst & Young LLP ("Ernst & Young") resigned as independent auditor of the Funds. Arthur Andersen LLP ("Arthur Andersen") was selected as the Funds' independent auditor. The Funds' selection of Arthur Andersen as its independent auditor was approved by the Funds' Board of Trustees.

  The reports on the financial statements audited by Ernst & Young for the year ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds' most recent fiscal year and up to and including December 2001, there were no disagreements between the Funds and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements.

                      [This Page Intentionally Left Blank]

                                            Variable Insurance Funds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            HSBC Asset Management Americas
                                            Inc. [LOGO]
--------------------------------------------------------------------------------

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue (18th Floor)
New York, New York 10018

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Arthur Andersen LLP
Suite 2100
Huntington Center
41 South High Street
Columbus, OH 43215

Legal Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

This report is for the information of the shareholders of The Variable
Insurance Funds. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. An investment in the Funds is neither insured nor guaranteed by the FDIC or any other government agency, and may involve investment risk, including the possible loss of principal.
                                                                            2/02

HSBC Variable Growth and
 Income Fund

HSBC Variable Fixed Income Fund

HSBC Variable Cash
 Management Fund


Annual Report
December 31, 2001

Managed by:
HSBC Asset Management Americas Inc.

Sponsored and distributed by:
BISYS Fund Services